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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1998
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                             THE ENSTAR GROUP, INC.
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             (Exact name of registrant as specified in its charter)


        Georgia                          0-7477                 63-0590560
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State of other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation                                       Identification No.)


            172 COMMERCE ST. 3RD FLOOR MONTGOMERY, AL        36104
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            (Address of principal executive offices)       (Zip Code)


                                 (334) 834-5483
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             (Telephone number, including area code, of registrant)



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     On December 21, 1998, The Enstar Group, Inc. ("Enstar") issued a press release announcing that the shareholders of Enstar approved the purchase by J. Christopher Flowers of 1,158,860 newly issued shares of common stock of Enstar for a purchase price of $15 million at the special meeting of shareholders held on December 17, 1998. Enstar also announced that on December 18, 1998 it consummated the sale of the shares to Mr. Flowers in exchange for a full recourse promissory note.

     The terms of the transaction are more fully described in the press release attached hereto as Exhibit 99.1 and hereby incorporated by reference herein and in the Investment Agreement and certain exhibits thereto incorporated by reference herein as Exhibit 10.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Reference
Number                   Description of Exhibits
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10.1              Investment Agreement dated October 20, 1998 between the
                  Registrant and J. Christopher Flowers, together with certain exhibits thereto (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K dated October 20, 1998)

99.1              Press Release dated December 21, 1998

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE ENSTAR GROUP, INC.
                                                       (Registrant)

Date: December 21, 1998                            By: Nimrod T. Frazer
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                                                       Nimrod T. Frazer
                                                       Chairman, President and
                                                       Chief Executive Officer